EXECUTION COPY

MASTER SERVICING AGREEMENT

among

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Master Servicer,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Administrator,

CHASE EDUCATION LOAN TRUST 2007-A,

as Issuer,

THE BANK OF NEW YORK,

not in its individual capacity

but solely as Eligible Lender Trustee

and

THE BANK OF NEW YORK,

not in its individual capacity

but solely as Indenture Trustee

Dated as of July 2, 2007

CHASE EDUCATION LOAN TRUST 2007-A

TABLE OF CONTENTS

Page

ARTICLE I
Definitions and Usage

SECTION 1.1

Definitions and Usage

1

ARTICLE II
Master Servicer as Custodian

SECTION 2.1

Custody of Trust Student Loan Files

1

SECTION 2.2

Duties of Master Servicer as Custodian

2

SECTION 2.3

Maintenance of and Access to Records

2

SECTION 2.4

Release of Documents

2

SECTION 2.5

Instructions; Authority to Act

3

SECTION 2.6

List of Subservicers

3

SECTION 2.7

Effective Period and Termination

3

ARTICLE III
Duties and Covenants

SECTION 3.1

Duties of Master Servicer.

3

SECTION 3.2

Collection of Trust Student Loan Payments.

5

SECTION 3.3

Realization upon Trust Student Loans

6

SECTION 3.4

Purchase of Trust Student Loans; Reimbursement.

6

SECTION 3.5

Primary Servicing Fee and Carryover Servicing Fee; Fees of Subservicers

8

SECTION 3.6

Access to Certain Documentation and Information Regarding Trust Student Loans

8

SECTION 3.7

Master Servicer Expenses

8

SECTION 3.8

Appointment of Subservicers or Subcontractors.

9

SECTION 3.9

Reports

10

SECTION 3.10

Covenants and Agreements of Issuer, Administrator, Eligible Lender Trustee and

Master Servicer

11

SECTION 3.11

Special Programs

12

SECTION 3.12

Financial Statements

12

SECTION 3.13

Administration Agreement

12

SECTION 3.14

Lender Identification Number

12

SECTION 3.15

Privacy and Information Security Provisions

12

ARTICLE IV
The Master Servicer

SECTION 4.1

Representations of Master Servicer

13

SECTION 4.2

Liability of Master Servicer; Indemnities.

14

SECTION 4.3

Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer

15

SECTION 4.4

Limitation on Liability of Master Servicer.

15

SECTION 4.5

Master Servicer Not to Resign

15

ARTICLE V
Default; Remedies

SECTION 5.1

Master Servicer Default

16

SECTION 5.2

Appointment of Successor Master Servicer

17

SECTION 5.3

Notification to Noteholders and Certificateholders

18

SECTION 5.4

Waiver of Past Defaults

18

ARTICLE VI
Miscellaneous

SECTION 6.1

Amendment.

18

SECTION 6.2

Notices.

20

SECTION 6.3

Counterparts

22

SECTION 6.4

Entire Agreement; Severability

22

SECTION 6.5

Governing Law

22

SECTION 6.6

Relationship of Parties

22

SECTION 6.7

Captions

23

SECTION 6.8

Nonliability of Directors, Officers and Employees of Master Servicer, Administrator,

Eligible Lender Trustee, Owner Trustee and Indenture Trustee

23

SECTION 6.9

Assignment

23

SECTION 6.10

Limitation of Liability of Eligible Lender Trustee, Indenture Trustee and Owner Trustee.

23

ARTICLE VII
Compliance with Regulation AB

SECTION 7.1

Intent of the Parties; Reasonableness

24

SECTION 7.2

Reporting Requirements.

25

SECTION 7.3

Annual Statement as to Compliance

25

SECTION 7.4

Reports on Assessment of Compliance with Applicable Servicing Criteria.

26

Attachment A  Schedule of Fees

Attachment B  Master Servicer Locations

Attachment C  Servicing Criteria to be Addressed in Assessment of Compliance

Attachment D  Form of Annual Certification

Attachment E  List of Subservicers

MASTER SERVICING AGREEMENT

JPMorgan Chase Bank, National Association, a national banking association, not in its individual capacity but solely in its capacity as the master servicer (in such capacity, the “Master Servicer”), hereby agrees with (i) JPMorgan Chase Bank, National Association, not in its individual capacity but solely in its capacity as the administrator (in such capacity, the “Administrator”), (ii) Chase Education Loan Trust 2007-A (the “Issuer”), (iii) The Bank of New York, not in its individual capacity but solely in its capacity as the eligible lender trustee (the “Eligible Lender Trustee”), and (iv) The Bank of New York, not in its individual capacity but solely in its capacity as the indenture trustee (the “Indenture Trustee”), as follows:

WHEREAS, the Eligible Lender Trustee will acquire certain Student Loans to be held in the trust formed pursuant to the Trust Agreement;

WHEREAS, the Issuer will issue notes (the “Notes”) pursuant to the Indenture, which Notes are payable from the assets of the Issuer; and

WHEREAS, the Issuer, the Administrator, the Eligible Lender Trustee and the Indenture Trustee desire the Master Servicer to service the Trust Student Loans held by the Eligible Lender Trustee on behalf of the Issuer, and the Master Servicer is willing to service those Trust Student Loans for the Issuer, the Administrator, the Eligible Lender Trustee and the Indenture Trustee.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions and Usage

SECTION 1.1

Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A of the Indenture, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Master Servicer as Custodian

SECTION 2.1

Custody of Trust Student Loan Files.  To ensure uniform quality in servicing the Trust Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments (collectively, the “Trust Student Loan Files”), to the extent of the Trust Student Loans evidenced thereunder, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer with respect to each Trust Student Loan:

(a)

the original fully executed Student Loan Note, unless such Student Loan Note is in the possession of a Guarantor; and

(b)

any and all other documents and computerized records that the Master Servicer shall keep on file in paper, electronic or other format, in accordance with its customary procedures, relating to such Trust Student Loan or any Obligor with respect thereto.

SECTION 2.2

Duties of Master Servicer as Custodian.  The Master Servicer shall hold the Trust Student Loan Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Trust Student Loan File as shall enable the Issuer to comply with this Agreement.  In performing its duties as custodian, the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to the Student Loan files relating to similar Student Loans that it services and shall ensure that it fully complies with all applicable laws, including the Higher Education Act, with respect thereto.  The Master Servicer shall take all actions necessary with respect to the Trust Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in order to enable the Issuer or the Indenture Trustee to verify the accuracy of the Master Servicer’s record keeping with respect to the Master Servicer’s obligations as custodian hereunder.  The Master Servicer shall promptly report to the Issuer, the Administrator and the Indenture Trustee any material failure on its part to hold the Trust Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.  Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Trust Student Loan Files.  If in the reasonable judgment of the Indenture Trustee it is necessary to preserve the interests of the Noteholders and the Issuer in the Trust Student Loans or, at the request of the Administrator, the Master Servicer shall transfer physical possession of the notes evidencing the Trust Student Loans (or all electronic records evidencing the same) to the Indenture Trustee or any other custodian for the Indenture Trustee designated by the Indenture Trustee.

SECTION 2.3

Maintenance of and Access to Records.  The Master Servicer shall maintain each Trust Student Loan File at one of its (or its Subservicer’s) offices specified in Attachment B to this Agreement or at such other office as shall be specified by written notice to the Issuer and the Indenture Trustee not later than 60 days after any change in location.  Upon reasonable prior notice, the Master Servicer shall furnish to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Trust Student Loan Files and make available the related accounts, records and computer systems maintained by the Master Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall reasonably instruct.

SECTION 2.4

Release of Documents.  Upon written instruction from the Administrator on behalf of the Indenture Trustee, the Master Servicer shall release as soon as practicable any Trust Student Loan File to the Administrator on behalf of the Indenture Trustee or the agent or designee of the Administrator on behalf of the Indenture Trustee at such place or places as the Administrator on behalf of the Indenture Trustee may reasonably designate.  The Administrator on behalf of the Indenture Trustee shall cooperate with the Master Servicer to provide the Master Servicer with access to the Trust Student Loan Files in order for the Master Servicer to continue to service the Trust Student Loans after the release of the Trust Student Loan Files.  In the event the Master Servicer is not provided access to the Trust Student Loan Files, the Master Servicer shall not be deemed to have breached its obligations pursuant to Section 3.1, 3.2 or 3.3 hereof if it is unable to perform such obligations due to its inability to have access to the Trust Student Loans Files.  The Master Servicer shall not be liable for any losses with respect to the servicing of such Trust Student Loans arising after the release of the related Trust Student Loan Files to the extent the losses are attributable to the Master Servicer’s inability to have access to the related Trust Student Loan Files.

SECTION 2.5

Instructions; Authority to Act.  The Master Servicer shall be deemed to have received proper instructions with respect to the Trust Student Loan Files upon its receipt of written instructions signed by an Authorized Officer of the Administrator.

SECTION 2.6

List of Subservicers.  Attachment E hereto shall indicate by name any Subservicer who has been appointed by the Master Servicer to service, on behalf of the Master Servicer, the related Trust Student Loans.  Each such schedule shall also indicate whether a Subservicer or third-party sub-custodian is in possession of the related Trust Student Loan File.  Such indication may be amended by the Master Servicer, from time to time, to replace the name of the applicable Subservicer or third-party sub-custodian, in accordance with the provisions of this Agreement relating to the servicing of the Trust Student Loans.

SECTION 2.7

Effective Period and Termination.  JPMorgan Chase Bank’s appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as JPMorgan Chase Bank shall remain the Master Servicer hereunder.  If JPMorgan Chase Bank or any successor Master Servicer shall resign as Master Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of JPMorgan Chase Bank or any such successor Master Servicer shall have been terminated under Section 5.1 hereof, the appointment of JPMorgan Chase Bank or such successor Master Servicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination.  On or prior to the effective date of any resignation or termination of such appointment as custodian, the Master Servicer shall deliver the Trust Student Loan Files to the successor Master Servicer, the Indenture Trustee or the Indenture Trustee’s agent, at the direction of the Indenture Trustee, at such place or places as the Indenture Trustee may reasonably designate.  In establishing an effective date for the termination of the Master Servicer as custodian of the Trust Student Loan Files, the parties shall provide for a reasonable period for the Master Servicer to deliver the Trust Student Loan Files to its designated successor.

ARTICLE III

Duties and Covenants

SECTION 3.1

Duties of Master Servicer.

(a)

The Master Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Trust Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to similar Student Loans that it services, beginning on the Closing Date until the Trust Student Loans are paid in full or no longer owned by the Issuer.  Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Master Servicer shall manage, service, administer and make collections with respect to the Trust Student Loans (including the collection of any Interest Subsidy Payments and Special Allowance Payments) in accordance with, and otherwise comply with, all applicable laws, including all applicable rules, regulations and other requirements of the Higher Education Act and the applicable Guarantee Agreements, the failure to comply with which would adversely affect the eligibility of one or more of the Trust Student Loans for federal reinsurance, Interest Subsidy Payments, Special Allowance Payments or receipt of Guarantee Payments.

(b)

The Master Servicer’s duties shall include, but shall not be limited to, collection and posting of all payments, responding to inquiries of borrowers on such Trust Student Loans, monitoring borrowers’ status, making required disclosures to borrowers, performing due diligence with respect to borrower delinquencies, sending payment coupons or statements to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly statements with respect thereto to the Administrator and the Issuer.  The Master Servicer shall follow its customary standards, policies and procedures in performing its duties as Master Servicer.  Without limiting the generality of the foregoing, the Master Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, and the Noteholders, or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Trust Student Loans; provided, however, that the Master Servicer agrees that it will not (i) permit any rescission or cancellation of a Trust Student Loan except as ordered by a court of competent jurisdiction or governmental authority, as required by the Higher Education Act; provided, however, that the Master Servicer may write off any delinquent Trust Student Loan if the remaining balance of the related Obligor’s account is less than $50 or (ii) reschedule, revise, defer or otherwise compromise with respect to payments due on any Trust Student Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of Student Loans; provided further, that the Master Servicer shall not agree to any reduction of yield with respect to any Trust Student Loan (either by reducing borrower interest payments or reducing principal balance) except as permitted in accordance with Section 3.11 hereof or otherwise.  The Eligible Lender Trustee, on behalf of the Issuer, hereby grants a power of attorney and all necessary authorization to the Master Servicer to sign endorsements of the notes relating to the Trust Student Loans on behalf of the Eligible Lender Trustee in connection with conveyances pursuant to Section 3.4 hereof and Section 3.10(e) and (f) hereof and to maintain any and all collection procedures with respect to the Trust Student Loans, including filing, pursuing and recovering claims with the Guarantors for Guarantee Payments and with the Department for Interest Subsidy Payments and Special Allowance Payments and taking any steps to enforce such Trust Student Loans such as commencing a legal Proceeding to enforce a Trust Student Loan in the names of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders.  The Eligible Lender Trustee shall upon the written request of the Master Servicer furnish the Master Servicer with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

(c)

During the Consolidation Loan Add-On Period or Extended Consolidation Loan Add-On Period, as applicable, the Master Servicer, upon receiving a request to include Add-On Consolidation Loan(s) with an existing Trust Student Loan, shall cause the Paying Agent to remit payment for such Add-On Consolidation Loan(s) to the Master Servicer (or if directed by the Master Servicer, to the Subservicer) in an amount equal to the outstanding principal balance of such Add-On Consolidation Loan(s), plus accrued and unpaid interest, if any, to the extent of sufficient amounts on deposit in the Consolidation Loan Add-On Account or in the Collection Account, as applicable.  The Master Servicer shall (i) remit (or shall cause to be remitted) such payment to the applicable lender(s) and (ii) cause the related Schedule of Trust Student Loans to be revised to reflect the addition of any Add-On Consolidation Loans to the Trust Estate.

(d)

Notwithstanding the foregoing, and without releasing the Master Servicer from its duties and obligations hereunder, the Master Servicer has appointed CFS-SunTech as Subservicer under the Subservicing Agreement and may appoint one or more additional Subservicers to act as “Subservicers” on its behalf, in each case under a related subservicing agreement, with respect to the Trust Student Loans each such Subservicer is subservicing, in each case consistent with the terms of this Section 3.1 and any other provision of this Agreement, and all references to the Master Servicer shall be read to apply to each Subservicer acting on behalf of the Master Servicer.  In addition, the Master Servicer may, in the event that a Subservicer has been terminated or is no longer servicing the Trust Student Loans, perform the servicing functions required hereunder.

SECTION 3.2

Collection of Trust Student Loan Payments.

(a)

The Master Servicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any applicable Guarantee Agreement) to collect all payments called for under the terms and provisions of the Trust Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to similar Student Loans that it services.  The Master Servicer shall allocate collections with respect to the Trust Student Loans between principal, interest and fees in accordance with Section 2.5 of the Administration Agreement.  The Master Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Trust Student Loan.  The Master Servicer may, at its option, retain any late payment charges that it collects.

(b)

The Master Servicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Trust Student Loans as and when the same shall become due and payable, comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and follow such practices and procedures as it follows with respect to comparable guarantee agreements and Student Loans that it services. In connection therewith, the Master Servicer is hereby authorized and empowered to convey to any Guarantor the related Trust Student Loan File representing any Trust Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement. All amounts so collected by the Master Servicer shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 2.4 of the Administration Agreement.  The Eligible Lender Trustee shall, upon the written request of the Master Servicer, furnish the Master Servicer with any power of attorney and other documents necessary or appropriate to enable the Master Servicer to convey such documents to any Guarantor and to make such claims.

(c)

The Master Servicer shall make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Trust Student Loans as and when the same shall become due and payable, comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and follow such practices and procedures as the Master Servicer follows with respect to similar Student Loans that it services.  All amounts so collected by the Master Servicer shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 2.4 of the Administration Agreement.  In connection therewith, the Master Servicer shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments and shall otherwise pursue and collect such Interest Subsidy Payments and Special Allowance Payments from the Department.  The Eligible Lender Trustee shall upon the written request of the Master Servicer furnish the Master Servicer with any power of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to prepare and file such claims forms and other documents and filings.

SECTION 3.3

Realization upon Trust Student Loans.  For the benefit of the Issuer, the Master Servicer shall use reasonable efforts consistent with its customary servicing practices and procedures that it utilizes with respect to comparable Student Loans that it services and including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement in its servicing of any delinquent Trust Student Loans.

SECTION 3.4

Purchase of Trust Student Loans; Reimbursement.

(a)

The Master Servicer, the Administrator, the Owner Trustee and the Indenture Trustee shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the provisions of Section 3.1, 3.2 or 3.3 hereof which has a material adverse effect on the interest of the Issuer in the Trust Student Loans. In the event of such a material breach which is not curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, the Master Servicer shall purchase the affected Trust Student Loan not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event of a material breach with respect to such Trust Student Loan which is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Master Servicer shall purchase such Trust Student Loan not later than the 60th day following the end of such 360-day period. The purchase price hereunder (with respect to the Master Servicer’s purchase obligations under this Section 3.4(a), the “Purchase Amount”) will be the unpaid principal amount of such Trust Student Loan plus accrued and unpaid interest (but no more than the aggregate amount that would have been insured pursuant to Section 428(b)(1)(G) of the Higher Education Act) including an amount equal to all forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan up to the date of purchase.  In consideration of the purchase of any such Trust Student Loan pursuant to this Section 3.4(a), the Master Servicer shall remit the Purchase Amount in the manner and at the time specified in Section 2.6 of the Administration Agreement. Any breach that relates to compliance with the requirements of the Higher Education Act or of the applicable Guarantor but that does not affect such Guarantor’s obligation to guarantee payments of a Trust Student Loan will not be considered to have a material adverse effect for purposes of this Section 3.4(a).

(b)

In addition (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents), if any breach of Section 3.1, 3.2 or 3.3 hereof by the Master Servicer does not trigger such purchase obligation but does result in the refusal by a Guarantor to pay on a claim under a guarantee all or a portion of the accrued interest (or any obligation of the Issuer to repay such interest to a Guarantor), or the actual loss (including any obligation of the Issuer to repay to the Department) of Interest Subsidy Payments and Special Allowance Payments (but without duplication of any amounts included within the accrued interest calculation), with respect to any Trust Student Loan affected by such breach, then the Master Servicer shall reimburse the Issuer in an amount equal to the sum of all such nonguaranteed interest amounts (including, without limitation, Interest Subsidy Payments) that would have been paid to the Issuer by the Guarantor but for such breach by the Master Servicer and such forfeited Special Allowance Payments by netting such sum against the Master Servicing Fee payable to the Master Servicer for such period and remitting any additional amounts owed in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s final refusal to pay on a claim under a guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Master Servicer reasonably believes such amounts are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to pay on a claim under a guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, the Master Servicer shall not be required to reimburse the Issuer for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

(c)

Anything in this Section 3.4 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with the applicable Guarantor and such Guarantor has refused to pay such claim or with respect to which the Master Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Master Servicer, the Depositor or the Seller (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) exceeds 1% of the Pool Balance, the Master Servicer, the Depositor (pursuant to the Transfer Agreement) or the Seller (pursuant to the Purchase Agreement), as appropriate, shall purchase, reacquire or repurchase, as applicable, within 30 days of a written request of the Owner Trustee or Indenture Trustee, in either case as directed by the Administrator, such affected Trust Student Loans in an aggregate principal amount such that after such purchase, reacquisition or repurchase, as applicable, the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be purchased or repurchased by the Master Servicer or the Seller (pursuant to the Purchase Agreement), or reacquired or repurchased by the Depositor (pursuant to the Transfer Agreement), pursuant to the preceding sentence shall be based on the date of final claim rejection (or date of notice referred to in the first sentence of Section 3.4(a)) with the Trust Student Loans with the earliest such date to be purchased, repurchased or reacquired first.

(d)

The sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders or any other party to the Transaction Documents with respect to a breach of the provisions in Section 3.1, 3.2 or 3.3 hereof shall be to require the Master Servicer to purchase Trust Student Loans and to reimburse the Issuer as provided above.

(e)

No party to any of the Transaction Documents shall have a duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any lost interest and forfeited Interest Subsidy Payments and Special Allowance Payments pursuant to this Section 3.4.

(f)

The Master Servicer shall not be deemed to have breached its obligations pursuant to Section 3.1, 3.2 or 3.3 hereof if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including, without limitation, acts of God, acts of war, terrorism, fires, earthquakes, hurricanes, floods and other disasters).  The Master Servicer shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

SECTION 3.5

Primary Servicing Fee and Carryover Servicing Fee; Fees of Subservicers.  The Primary Servicing Fee and the Carryover Servicing Fee shall be equal to the amounts determined by reference to the schedule of fees attached hereto as Attachment A.  The Master Servicer shall be solely responsible for all compensation due to the Subservicers for the performance of their respective obligations under a related subservicing agreement.  Each Subservicer will be paid directly by the Master Servicer for services rendered under the related subservicing agreement.

SECTION 3.6

Access to Certain Documentation and Information Regarding Trust Student Loans.  Upon reasonable prior notice, the Master Servicer shall provide to the Administrator and its agents access to the Trust Student Loan Files and shall permit the Administrator to examine and make copies of, and abstracts from, the records and books of account of the Master Servicer relating to the Trust Student Loans and shall permit the Administrator to undertake periodic site reviews of the Master Servicer’s operations relating to the servicing of the Trust Student Loans. Reasonable access shall be afforded to the Administrator without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicer.  Nothing in this Section 3.6 shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.6.

SECTION 3.7

Master Servicer Expenses.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of Independent accountants, taxes imposed on the Master Servicer and expenses incurred in connection with distributions and reports to the Administrator; provided, however, the Carryover Servicing Fee will be subject to increase agreed to by the Administrator and the Master Servicer to the extent that a non-diminimus  increase occurs in the costs incurred by the Master Servicer in providing the services to be provided hereunder, whether due to changes in applicable governmental regulations, Guarantor program requirements or regulations or postal rates.  Notwithstanding anything to the contrary contained herein, the Master Servicer may, at its option, to the extent permitted under applicable law, collect fees from the borrowers in connection with sending payment histories and amortization schedules to borrowers, faxing documents to borrowers, providing credit reference letters to borrowers, providing a “speed pay” payment option to borrowers and for other similar optional services requested by a borrower and may retain such fees.  The Master Servicer may also, at its option, to the extent permitted under applicable law, collect fees from borrowers for returned check processing or other insufficient fund transactions and may assess such fees from the borrower’s Trust Student Loan payment and, subject to Section 3.2 hereof and Section 2.5 of the Administration Agreement, retain such fees.

SECTION 3.8

Appointment of Subservicers or Subcontractors.

(a)

The Master Servicer may at any time, upon the written consent of the Administrator, appoint a Subservicer to perform any portion of its obligations as Master Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided, further, that the Master Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders for the servicing and administering of the Trust Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Trust Student Loans.  The fees and expenses of each Subservicer shall be as agreed between the Master Servicer and such Subservicer from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator or the Noteholders shall have any responsibility therefor.  With respect to satisfying the Rating Agency Condition referred to above, the term “Subservicer” shall be deemed not to include Subcontractors such as systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.  The parties hereto hereby acknowledge and consent to the appointment of CFS-SunTech as the initial Subservicer (and custodian of the Trust Student Loans) pursuant to the subservicing agreement entered into by the Master Servicer and CFS-SunTech and acknowledge that the Rating Agency Condition shall be deemed to have been met with respect to CFS-SunTech.

(b)

The Master Servicer shall cause any Subservicer used by the Master Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the provisions of the reporting and compliance provisions of this Agreement to the same extent as if such Subservicer were the Master Servicer, and to provide the information required with respect to such Subservicer as is required to be filed with the Commission.  The Master Servicer shall be responsible for obtaining from each Subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such Subservicer under Regulation AB, any assessment of compliance and attestation required to be delivered by such Subservicer each as set forth in Article VII hereof and any certification required to be delivered to the Person that will be responsible for signing a Sarbanes Certification on behalf of the Issuer as and when required to be delivered.

(c)

The Master Servicer shall, or shall cause any Subservicer to, promptly, upon a request therefor, provide to the Issuer a written description (in form and substance satisfactory to the Issuer) of the role and function of each Subcontractor utilized by the Master Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB and for which the Master Servicer or any Subservicer, as applicable, does not elect to take responsibility for assessing compliance with the Applicable Servicing Criteria in accordance with Regulation AB Telephone Interpretation 17.06, and (iii) which, if any, elements of the Applicable Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified in clause (ii) of this paragraph.

(d)

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB and for which the Master Servicer or any Subservicer, as applicable, does not elect to take responsibility for assessing compliance with the Applicable Servicing Criteria in accordance with Regulation AB Telephone Interpretation 17.06, the Master Servicer shall, or shall cause any Subservicer to, cause any such Subcontractor used by the Master Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of Article VII of this Agreement to the same extent as if such Subcontractor were the Master Servicer.  The Master Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, each as set forth in Article VII of this Agreement, in each case as and when required to be delivered.

SECTION 3.9

Reports.  With respect to Trust Student Loans, the Master Servicer shall prepare reports and data and furnish the following information to the Issuer, the Administrator and the Indenture Trustee, unless otherwise noted, at the specified times:

(a)

(i) To credit bureaus selected by Master Servicer, credit bureau reporting in accordance with the Higher Education Act and (ii) to the Issuer, the Administrator and the Indenture Trustee, copies thereof;

(b)

At any time the Indenture Trustee shall have reasonable grounds to believe that such requested information would be necessary in connection with its performance of its duties under the Transaction Documents, and within 5 Business Days of receipt of a request therefor, to the Indenture Trustee, a list of all Trust Student Loans (by borrower loan identification number, type and outstanding principal balance) and any additional information requested relating to the Trust Student Loans; and

(c)

From time to time as may be reasonably requested, reports and data providing additional information on the Trust Student Loans.

SECTION 3.10

Covenants and Agreements of Issuer, Administrator, Eligible Lender Trustee and Master Servicer.  The Issuer, the Administrator, the Eligible Lender Trustee and the Master Servicer each agree that:

(a)

Any payment and any communications received at any time by the Issuer, the Administrator (if the Administrator is not the Master Servicer) and the Eligible Lender Trustee with respect to a Trust Student Loan shall be promptly transmitted to the Master Servicer.  Such communications may include requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance.

(b)

The Master Servicer may change any part or all of its equipment, data processing programs and any procedures and forms in connection with the services performed hereunder so long as the Master Servicer continues to service the Trust Student Loans in conformance with the requirements herein.

(c)

The Eligible Lender Trustee will furnish the Master Servicer with a copy of any and all Guarantee Agreements relating to the Trust Student Loans serviced hereunder.  The Master Servicer shall not be responsible for ensuring that such Guarantee Agreements are or remain in place.

(d)

So long as JPMorgan Chase Bank is the Master Servicer (or an Affiliate of JPMorgan Chase Bank is the successor Master Servicer), the Master Servicer may, to the extent permitted under applicable law, send marketing or informational material provided to borrowers of loans owned or serviced by JPMorgan Chase Bank or any of its Affiliates to a borrower of a Trust Student Loan.

(e)

The Master Servicer shall, if requested by a borrower of a Trust Student Loan, arrange for the transfer of such Trust Student Loan to another lender which holds another Student Loan of such borrower and accept proceeds in satisfaction of such Trust Student Loan in an amount not less than the Purchase Amount.

(f)

The Master Servicer shall arrange for the transfer of a Trust Student Loan to JPMorgan Chase Bank upon receipt by the Master Servicer of an executed Consolidation Loan application from the borrower of the related Trust Student Loan or a request from the borrower to add additional loans, to the extent such additional loans are not to be made part of the Trust Estate pursuant to the Transaction Documents, to such Trust Student Loan as permitted under the Higher Education Act for a Consolidation Loan to be made by or on behalf of JPMorgan Chase Bank and accept proceeds in satisfaction of such Trust Student Loan in an amount not less than the Purchase Amount.

(g)

In the event that the Secretary revokes a Subservicer’s exceptional performer status on a retroactive basis and the Secretary or the relevant Guarantor makes a final non-appealable demand upon the Issuer for reimbursement of any amount previously paid by the relevant Guarantor to the Issuer during such retroactive period in excess of the amount which should have been received by the Issuer had such Subservicer not had such exceptional performance status (i.e. the standard default insurance rate of 98% for loans with a first disbursement prior to July 1, 2006 and 97% for loans with a first disbursement on or after July 1, 2006), the Master Servicer shall reimburse the relevant Guarantor directly for any such excess amount.

SECTION 3.11

Special Programs.  The Master Servicer shall offer borrowers of the Trust Student Loans all special programs (e.g., interest rate reductions for on-time payment or auto debit) generally offered to such borrowers at the time each of such Trust Student Loans was originated; provided, however, that nothing contained in this Section 3.11 shall prevent the Master Servicer from offering borrowers of the Trust Student Loans special programs in accordance with Section 3.1(a) hereof.

SECTION 3.12

Financial Statements.  At any time that the Master Servicer is not the Administrator or an Affiliate of the Administrator, the Master Servicer shall provide to the Indenture Trustee and the Administrator (a) as soon as possible, and in no event more than 120 days after the end of each fiscal year of the Master Servicer, audited financials at the end of and for such year and (b) as soon as possible, and in no event more than 30 days after the end of each quarterly accounting period of the Master Servicer, unaudited financials at the end of and for such period.

SECTION 3.13

Administration Agreement.  The Master Servicer agrees to perform all duties required of the Master Servicer under the Administration Agreement using that degree of skill and attention that the Master Servicer exercises with respect to its comparable business activities.

SECTION 3.14

Lender Identification Number.  The Eligible Lender Trustee shall enter into a joint sharing agreement which shall permit trusts, other than the Issuer, established by the Depositor to securitize Student Loans to use the Department lender identification number applicable to the Issuer.

SECTION 3.15

Privacy and Information Security Provisions.  With respect to information that is “non-public personal information” (as defined in the GLB Regulations) that is disclosed or provided to the Master Servicer in connection with this Agreement or any other Transaction Document to which the Master Servicer is a party, the Master Servicer agrees, subject to the terms hereof and the limitations of liability set forth herein, that in performing its obligations under this Agreement, the Master Servicer shall comply with all reuse, redisclosure or other customer information handling, processing, security, notification and protection requirements under the GLB Regulations and other applicable consumer privacy laws, rules and regulations.  Without limiting the foregoing, the Master Servicer agrees that:

(a)

the Master Servicer is prohibited from disclosing or using any “non-public personal information” (as defined in the GLB Regulations) disclosed or provided to the Master Servicer, except solely to carry out the purposes for which it was disclosed, including use under an exception contained in 12 CFR sections 40.14 or 40.15 or 16 CFR sections 313.14 or 313.15, as applicable, of the GLB Regulations in the ordinary course of business to carry out those purposes; and

(b)

the Master Servicer has implemented and will maintain an information security program designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 CFR Part 30, Appendix B) and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 CFR Part 314).

ARTICLE IV

The Master Servicer

SECTION 4.1

Representations of Master Servicer.  The Master Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Trust Student Loans and appointing the Master Servicer as master servicer hereunder.  These representations speak as of the execution and delivery of this Agreement and as of the Closing Date (or in the case of a successor Master Servicer, the date of appointment of the successor Master Servicer), but shall survive the sale, transfer and assignment of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)

The Master Servicer is duly organized as a national banking association and is in good standing and validly existing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)

The Master Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary action.

(c)

This Agreement has been duly authorized, executed and delivered by the Master Servicer and constitutes a valid and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms; except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (iii) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

(d)

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the material terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Master Servicer, or any indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of the Master Servicer, any order, rule or regulation applicable to the Master Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

(e)

There are no Proceedings or investigations pending or, to its best knowledge, threatened or contemplated against the Master Servicer or to which the Master Servicer is a party or of which any property of the Master Servicer is subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties:  (i) asserting the invalidity of this Agreement or any of the other Transaction Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Transaction Documents, the Notes or the Certificates or (iv) seeking to affect adversely the federal or State income tax attributes of the Notes or the Certificates.

(f)

All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Master Servicer in connection with the execution and delivery by the Master Servicer of this Agreement and the performance by the Master Servicer of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

SECTION 4.2

Liability of Master Servicer; Indemnities.

(a)

The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement and shall have no other obligations or liabilities hereunder.

(b)

Subject to the provisions of Section 3.4(d) hereof, the Master Servicer shall indemnify, defend and hold harmless the Issuer from and against any and all losses, liabilities or expenses (including reasonable attorneys’ fees) to the extent such losses, liabilities or expenses arose out of or were imposed upon the Issuer through the willful misconduct, negligence or bad faith of the Master Servicer in the performance of its duties under this Agreement or any other Transaction Document or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(c)

For purposes of this Section 4.2, in the event of the termination of the rights and obligations of the Master Servicer pursuant to Section 5.1 hereof, or a resignation by the Master Servicer pursuant to Section 4.5 hereof, the Master Servicer shall be deemed to be the Master Servicer pending appointment of a successor Master Servicer pursuant to Section 5.2 hereof.

(d)

Liability of the Master Servicer under this Section 4.2 shall survive the termination of this Agreement.  If the Master Servicer shall have made any payments pursuant to this Section 4.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.  Such Person to or on behalf of whom such payments are made shall cooperate with the Master Servicer, at the expense of the Master Servicer, to recover from third parties any amounts that may be due to such Person and remit the same to the Master Servicer.

SECTION 4.3

Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer.  Any corporation or other entity (i) into which the Master Servicer may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Master Servicer shall be a party, or (iii) which may succeed to all or substantially all of the business of the Master Servicer, which corporation or other entity shall be bound to perform every obligation of the Master Servicer hereunder, shall be the successor to the Master Servicer under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Master Servicer shall give prompt written notice of any merger or consolidation of the Master Servicer to the Issuer, the Owner Trustee, the Eligible Lender Trustee, the Indenture Trustee, the Depositor, the Administrator and the Rating Agencies.

SECTION 4.4

Limitation on Liability of Master Servicer.

(a)

Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders, the Note Owners, the Certificateholders, the Administrator, the Eligible Lender Trustee or the Indenture Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement, for errors in judgment, for any incorrect or incomplete information provided by or unreasonable or unlawful actions taken by schools, Obligors, Guarantors and the Department, for the failure of any party to this Agreement or any other Transaction Document to comply with its respective obligations hereunder or under any other Transaction Document or for any losses attributable to the insolvency of any Guarantor; provided, however, that this provision shall not protect the Master Servicer against its obligation to purchase Trust Student Loans from the Issuer pursuant to Section 3.4 hereof or to pay to the Issuer amounts required pursuant to Section 3.4 hereof or against any liability that would otherwise be imposed by reason of willful misfeasance, negligence or bad faith in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.  The Master Servicer and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, properly executed and submitted by any Person in respect of any matters arising hereunder.

(b)

Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Trust Student Loans in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Transaction Documents, the rights and duties of the parties to this Agreement and the other Transaction Documents, the interests of the Certificateholders under the Trust Agreement and under this Agreement and the interests of the Noteholders under the Indenture and this Agreement.

SECTION 4.5

Master Servicer Not to Resign.  Except as permitted by Section 4.3 hereof, the Master Servicer shall not resign from its obligations and duties under this Agreement except (i) upon determination that the performance of its duties shall no longer be permissible under applicable law or (ii) upon satisfaction of the Rating Agency Condition, in the event of the appointment of a successor Master Servicer. Notice of any such determination permitting the resignation of the Master Servicer shall be communicated to the Issuer, the Owner Trustee, the Eligible Lender Trustee, the Indenture Trustee, the Depositor, the Administrator and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Issuer, the Indenture Trustee and the Owner Trustee concurrently with such notice. No such resignation shall become effective until a successor Master Servicer shall have assumed the responsibilities and obligations of the Master Servicer hereunder in accordance with Section 5.2 hereof.

ARTICLE V
Default; Remedies

SECTION 5.1

Master Servicer Default.  If any one of the following events (a “Master Servicer Default”) shall have occurred and be continuing:

(a)

any failure by the Master Servicer to (i) deliver to the Administrator the Master Servicer’s Report for any Collection Period or (ii) deposit in the Trust Accounts any amounts required by the Notes, the Certificates or the Transaction Documents to be delivered by the Master Servicer, which failure continues unremedied for five Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer by the Indenture Trustee or (B) to the Master Servicer and the Indenture Trustee by the Noteholders representing not less than 25% of the Outstanding Amount of the Controlling Class;

(b)

any failure by the Master Servicer to duly observe or perform in any material respect any other term, covenant or agreement of the Master Servicer set forth in this Agreement or any other Transaction Document, which failure shall (i) materially and adversely affect the rights of the Issuer, the Noteholders or the Certificateholders, which determination shall be made without regard to whether funds are available to the Noteholders or the Certificateholders pursuant to any related enhancement and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer by the Indenture Trustee or (B) to the Master Servicer and the Indenture Trustee by the Noteholders representing not less than 25% of the Outstanding Amount of the Controlling Class; provided, however, that any breach of Section 3.1, 3.2 or 3.3 hereof shall not be deemed a Master Servicer Default so long as the Master Servicer is in compliance with its purchase and reimbursement obligations under Section 3.4 hereof;

(c)

an Insolvency Event occurs with respect to the Master Servicer; or

(d)

any failure by the Master Servicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer (or the failure of the Master Servicer to replace promptly any Subservicer that has lost its eligibility as a third-party servicer);

then, and in each and every case, so long as the Master Servicer Default shall not have been remedied, either the Indenture Trustee or the Noteholders holding a majority of the Outstanding Amount of the Controlling Class, by notice then given in writing to the Master Servicer (and to the Indenture Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 3.4 hereof and Section 4.2 hereof for the period during which it acted as Master Servicer) of the Master Servicer under this Agreement.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Controlling Class or the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in such successor Master Servicer as may be appointed under Section 5.2 hereof; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Master Servicer shall cooperate with the successor Master Servicer and the Indenture Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it, with respect to a Trust Student Loan.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Trust Student Loan Files to the successor Master Servicer and amending this Agreement and any other Transaction Documents to reflect such succession as Master Servicer pursuant to this Section 5.1 shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses.  Upon receipt of notice of the occurrence of a Master Servicer Default, the Indenture Trustee shall give notice thereof to the Rating Agencies.  Upon the successor Master Servicer’s assumption of all of the obligations and succession to all of the rights of the predecessor Master Servicer, any subservicing agreement entered into by the predecessor Master Servicer shall terminate unless the successor Master Servicer and the related Subservicer agree to continue the terms of the related subservicing agreement or to any modification thereof.  If the related subservicing agreement terminates, the successor Master Servicer may enter into one or more new subservicing agreements with one or more Subservicers.

The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Administrator, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Master Servicer of any event which, with the giving of notice or lapse of time, or both, would become a Master Servicer Default under this Section 5.1.

SECTION 5.2

Appointment of Successor Master Servicer.  Upon the Master Servicer’s receipt of notice of termination pursuant to Section 5.1 hereof or resignation by the Master Servicer pursuant to Section 4.5 hereof, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established financial institution (i) having a net worth of not less than $50,000,000 as of the last day of the most recent fiscal quarter for such institution and (ii) whose regular business shall include the servicing of Student Loans, as successor Master Servicer under this Agreement; provided, that the appointment of any such successor Master Servicer is required to satisfy the Rating Agency Condition. In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor Master Servicer out of payments on the Trust Student Loans as it and such successor Master Servicer shall agree; provided, however, that no such compensation shall exceed the Master Servicing Fee pursuant to Attachment A to this Agreement unless the Rating Agency Condition is satisfied.  The Indenture Trustee and such successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The successor Master Servicer shall assume no liability or responsibility for any acts, representations, obligations and covenants of any predecessor Master Servicer prior to the date that the successor Master Servicer becomes Master Servicer hereunder.

SECTION 5.3

Notification to Noteholders and Certificateholders.  Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this Article V, the Owner Trustee shall give prompt written notice thereof to the Certificateholders and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Rating Agencies.

SECTION 5.4

Waiver of Past Defaults.  Noteholders holding a majority of the Outstanding Amount of the Controlling Class (or Certificateholders holding a majority of the aggregate Percentage Interests of the Certificates, in the case of any default which does not adversely affect the Indenture Trustee or the Controlling Class) may, on behalf of all Noteholders and the Certificateholders, waive, in writing, any default by the Master Servicer in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to any of the Trust Accounts (or giving instructions regarding the same) in accordance with Article III hereof and Section 2.4 of the Administration Agreement, which default may be waived, in writing, by all Noteholders or, in the case of any such default which does not adversely affect the Indenture Trustee or the Noteholders, by all Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the other Transaction Documents.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VI

Miscellaneous

SECTION 6.1

Amendment.

(a)

This Agreement may be amended from time to time by the parties hereto, without the consent of any Noteholder or Certificateholder but with prior written notice to the Rating Agencies, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, the related free-writing base prospectus, the related free-writing prospectus (as supplemented by certain term sheet(s)), the related prospectus, the related prospectus supplement and/or any other Transaction Document, (ii) complying with applicable law or regulation or (iii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders other than any amendment described in clause (b) below; provided, however, that no such amendment described in clauses (i) through (iii) above shall materially adversely affect the interests of the Noteholders or the Certificateholders. An amendment will be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if the party requesting the amendment obtains and delivers to the other parties hereto an Opinion of Counsel to that effect.

(b)

This Agreement may also be amended from time to time by the parties hereto, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class to the extent such amendment affects the Noteholders and/or the consent of Certificateholders of at least a majority of the aggregate Percentage Interests of the Certificates to the extent such amendment affects the Certificateholders, in either case with prior written notice to the Rating Agencies; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Trust Student Loans or distributions which are required to be made for the benefit of the Noteholders or the Certificateholders, or change any Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of any class of Notes or Certificates, the consent of the holders of which is required for any amendments to this Agreement;

without the consent of the holder of each Note or Certificate affected by that change.

(c)

It shall not be necessary to obtain the consent of the Noteholders or the Certificateholders pursuant to this Section 6.1, to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d)

Promptly after the execution of any amendment to this Agreement, the Administrator shall furnish a copy of such amendment to each of the Rating Agencies.

(e)

Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, execute and deliver such amendment which affects the Eligible Lender Trustee’s or the Indenture Trustee’s, as applicable, rights, powers, duties or immunities under this Agreement or otherwise.

(f)

Notwithstanding anything in this Section 6.1 to the contrary, no amendment, modification or supplement to this Agreement may significantly change the permitted activities of the Issuer set forth in Section 2.3 of the Trust Agreement without the consent and approval of holders of at least a majority of the Outstanding Amount of the Notes and, subject to Section 4.6 of the Trust Agreement, holders of at least a majority of the aggregate Percentage Interests of the Certificates.

SECTION 6.2

Notices.

(a)

Except as otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail as follows:

If to the Master Servicer or the Administrator, to:

JPMorgan Chase Bank, National Association
c/o Collegiate Funding of Delaware, L.L.C.
Fredericksburg, Virginia 22408
Attn:  Assistant Treasurer
Facsimile:  (540) 368-5971

E-mail:  trustaccounting@cfsloans.com

If to the Issuer, to:

Chase Education Loan Trust 2007-A
c/o The Bank of New York Trust Company, N.A.
10161 Centurion Parkway

Jacksonville, Florida 32256
Attn:  Clay Cardozo
Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

with a copy to:

JPMorgan Chase Bank, National Association
c/o Collegiate Funding of Delaware, L.L.C.
Fredericksburg, Virginia 22408
Attn:  Assistant Treasurer
Facsimile:  (540) 368-5971

E-mail:  trustaccounting@cfsloans.com

If to the Depositor, to:

Collegiate Funding of Delaware, L.L.C.

10304 Spotsylvania Avenue, Suite 100

Fredericksburg, Virginia 22408,

Attn:  Assistant Treasurer

Facsimile:  (904) 368-5971

E-mail:  trustaccounting@cfsloans.com

If to the Owner Trustee, to:

The Bank of New York Trust Company, N.A.
10161 Centurion Parkway
Jacksonville, Florida 32256
Attn:  Clay Cardozo
Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

If to the Eligible Lender Trustee, to:

The Bank of New York
c/o The Bank of New York Trust Company, N.A.
10161 Centurion Parkway
Jacksonville, Florida 32256
Attn:  Clay Cardozo
Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

If to the Indenture Trustee, to:

The Bank of New York
c/o The Bank of New York Trust Company, N.A.
10161 Centurion Parkway
Jacksonville, Florida 32256
Attn:  Clay Cardozo
Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

If to Moody’s, to:

Moody’s Investors Service, Inc.

ABS Monitoring Department

99 Church Street

New York, New York 10007

If to S&P, to:

Standard & Poor’s Ratings Services,

       a division of The McGraw-Hill Companies, Inc.,

55 Water Street

New York, New York

10041-0003

Attention: Asset Backed Surveillance Department, 42nd Floor

E-mail: servicer_reports@standardandpoors.com

If to Fitch, to:

Fitch Ratings

One State Street Plaza

New York, New York 10004

Attention: Municipal Structured Finance Group

as such address, facsimile number or e-mail address for notices hereunder may be changed by any party by like notice to each other party.

(b)

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received.  Notices sent by facsimile shall be deemed to have been given when sent if the sending party has proof of receipt by the party to which it is sent, provided that, if such notice is not sent during the normal business hours of the party to which it is sent, such notice shall be deemed to have been sent at the opening of business on the next Business Day of the party to which it is sent.  Notices sent to an email address shall be deemed to have been given when sent if the sending party has written acknowledgement of receipt from the party to which it is sent.

SECTION 6.3

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

SECTION 6.4

Entire Agreement; Severability.  This Agreement constitutes the entire agreement among the Issuer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee and the Master Servicer with regard to the subject matter hereof.  All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

If any term or provision of this Agreement or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

SECTION 6.5

GOVERNING LAW.  THE TERMS OF THIS AGREEMENT SHALL BE SUBJECT TO ALL APPLICABLE PROVISIONS OF THE HIGHER EDUCATION ACT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.6

Relationship of Parties.  The Master Servicer is an independent contractor and, except for the services which it agrees to perform hereunder, the Master Servicer does not hold itself out as an agent of any other party hereto.  Nothing herein contained shall create or imply an agency relationship among the Master Servicer and any other party hereto, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

SECTION 6.7

Captions.  The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

SECTION 6.8

Nonliability of Directors, Officers and Employees of Master Servicer, Administrator, Eligible Lender Trustee, Owner Trustee and Indenture Trustee.  No member of the board of directors or any officer, employee or agent of the Master Servicer, the Administrator, the Eligible Lender Trustee, the Owner Trustee or the Indenture Trustee (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

SECTION 6.9

Assignment.  This Agreement may not be assigned by the Master Servicer except as permitted under Sections 4.3, 4.5 and 5.2 hereof.  This Agreement may not be assigned by the Administrator except as permitted under Sections 4.3, 4.6 and 5.2 of the Administration Agreement.

SECTION 6.10

Limitation of Liability of Eligible Lender Trustee, Indenture Trustee and Owner Trustee.

(a)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by The Bank of New York, not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer, and in no event shall The Bank of New York, in its individual capacity, except as expressly provided in the Eligible Lender Trustee Agreement, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(b)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York, in its individual capacity, except as expressly provided in the Indenture, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Owner Trustee of the Issuer, and in no event shall The Bank of New York Trust Company, N.A., in its individual capacity, except as expressly provided in the Trust Agreement, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(d)

No recourse under any obligation, covenant or agreement of the Issuer contained in this Agreement shall be had against any agent of the Issuer (including the Administrator) as such by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely an obligation of the Issuer as a Delaware statutory trust, and that no personal liability whatsoever shall attach to or be incurred by any agent of the Issuer (including the Administrator), as such, under or by reason of any of the obligations, covenants or agreements of the Issuer contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Issuer of any such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of every such agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

(e)

The rights of and protections of the Indenture Trustee under the Indenture shall be incorporated as though explicitly set forth herein.

ARTICLE VII

Compliance with Regulation AB

SECTION 7.1

Intent of the Parties; Reasonableness.  The Eligible Lender Trustee,  the Indenture Trustee, the Administrator, on behalf of the Issuer, and the Master Servicer acknowledge and agree that the purpose of this Article VII is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Eligible Lender Trustee, the Indenture Trustee, the Administrator, on behalf of the Issuer, nor the Master Servicer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Master Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Administrator, on behalf of the Issuer, in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Master Servicer shall cooperate fully with the Administrator, on behalf of the Issuer, to deliver to the Administrator, on behalf of the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator, on behalf of the Issuer, to permit the Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

The Administrator, on behalf of the Issuer (including any of its assignees or designees), shall cooperate with the Master Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Issuer’s reasonable judgment, to comply with Regulation AB.

SECTION 7.2

Reporting Requirements.

(a)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Master Servicer shall (i) notify the Issuer and the Administrator, in writing, of any material Proceedings pending against the Master Servicer and any Subservicer and (ii) provide to the Issuer a description of such Proceedings.

(b)

As a condition to the succession as Master Servicer or any Subservicer by any Person as permitted by Section 4.3 or Section 5.2 hereof, the successor Master Servicer or Subservicer shall provide to the Issuer and the Administrator, on behalf of the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) a written notice of such succession or appointment and (y) for so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, in writing all information necessary in order for the Master Servicer to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of Notes.

(c)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, in addition to such information as the Master Servicer is obligated to provide pursuant to other provisions of this Agreement, the Master Servicer and any Subservicer shall provide such information regarding the performance or servicing of the Trust Student Loans as is reasonably required to facilitate the preparation of the distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the Master Servicer’s Report commencing with the first such report due hereunder.

SECTION 7.3

Annual Statement as to Compliance.  For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer and such date as required by Regulation AB, (i) the Master Servicer shall deliver to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee the statement of compliance from the Master Servicer described in Item 1123 of Regulation AB with respect to such fiscal year, which statement shall be in the form of an Officers’ Certificate of the Master Servicer, stating that (a) a review of the activities of the Master Servicer during such fiscal year (or the period since the initial Cutoff Date in the case of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision and (b) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all its obligations in all material respects under this Agreement throughout such fiscal year (or the period since the initial Cutoff Date in the case of the first such certificate), or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof, and (ii) the Master Servicer shall cause each Subservicer performing obligations of the Master Servicer under this Agreement that meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB to deliver to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee a statement of compliance from such Subservicer described in Item 1123 of Regulation AB with respect to such fiscal year, which statement shall be in the form of an Officers’ Certificate of such Subservicer, stating that (a) a review of the activities of such Subservicer during such fiscal year (or the period since the initial Cutoff Date in the case of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision and (b) to the best of such officer’s knowledge, based on such review, such Subservicer has fulfilled all its obligations in all material respects under this Agreement throughout such fiscal year (or the period since the initial Cutoff Date in the case of the first such certificate), or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof.

SECTION 7.4

Reports on Assessment of Compliance with Applicable Servicing Criteria.

(a)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer and such date as required by Regulation AB, (i) the Master Servicer shall deliver to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee a report of compliance with the Applicable Servicing Criteria with respect to such fiscal year, which report will be signed by an Authorized Officer of the Master Servicer and shall contain (A) a statement of the Master Servicer’s responsibility for assessing compliance with the Applicable Servicing Criteria applicable to the Master Servicer as specified in the certification substantially in the form of Attachment C, (B) a statement that the Master Servicer has used the Applicable Servicing Criteria to assess compliance with the Applicable Servicing Criteria applicable to the Master Servicer, (C) a statement describing the Applicable Servicing Criteria that are not applicable to the activities that the Master Servicer performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer and that are backed by the same asset type as the Notes, (D) a statement that the Master Servicer has assessed compliance with the Applicable Servicing Criteria applicable to the Master Servicer as of and for the period ending the end of such fiscal year and disclosure of any material instance of noncompliance identified by the Master Servicer and (E) a statement that a registered public accounting firm has issued an attestation report on the Master Servicer’s assessment of compliance with the Applicable Servicing Criteria applicable to the Master Servicer as of and for the period ending the end of such fiscal year; provided, however, that if JPMorgan Chase Bank is acting as both the Master Servicer and the Administrator, JPMorgan Chase Bank may provide a single report of compliance in conformity with this Section 7.4(a)(i) covering its activities as both the Master Servicer and the Administrator and (ii) the Master Servicer shall cause each Subservicer “participating in the servicing function” within the meaning of Rule 15d-18 of the Exchange Act to deliver to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee a report of compliance with the Applicable Servicing Criteria with respect to such fiscal year, which report will be signed by an Authorized Officer of such Subservicer and shall contain (A) a statement of such Subservicer’s responsibility for assessing compliance with the Applicable Servicing Criteria applicable to such Subservicer, (B) a statement that such Subservicer has used the Applicable Servicing Criteria to assess compliance with the Applicable Servicing Criteria applicable to such Subservicer, (C) a statement describing the Applicable Servicing Criteria that are not applicable to the activities that such Subservicer performs with respect to asset-backed securities transactions taken as a whole involving such Subservicer and that are backed by the same asset type as the Notes, (D) a statement that such Subservicer has assessed compliance with the Applicable Servicing Criteria applicable to it as of and for the period ending the end of such fiscal year and disclosure of any material instance of noncompliance identified by such Subservicer, (E) a statement that a registered public accounting firm has issued an attestation report on such Subservicer’s assessment of compliance with the Applicable Servicing Criteria applicable to such Subservicer as of and for the period ending the end of such fiscal year and (F) a statement that the Depositor and the Master Servicer and each of their respective officers and directors are entitled to rely on such Subservicer’s assessment of compliance with the Applicable Servicing Criteria applicable to such Subservicer. Notwithstanding anything to the contrary contained herein, if the Master Servicer has exercised commercially reasonable efforts to obtain any assessment of compliance with the Applicable Servicing Criteria from a Subservicer required to be obtained hereunder or an attestation report on such assessment, the failure by such Subservicer to provide such assessment or attestation report shall not constitute a breach by the Master Servicer hereunder.

(b)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer and such date as required by Regulation AB, the Master Servicer shall (i) cause a registered public accounting firm (who may also render other services to the Master Servicer or the Depositor) to furnish to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee an attestation report satisfying the requirements of Rule 15d-18(c) of the Exchange Act on each assessment of compliance with the Applicable Servicing Criteria delivered pursuant to Section 7.4(a) hereof with respect to the Master Servicer or any Subservicer that is an Affiliate of the Master Servicer during such fiscal year, and (ii) cause each Subservicer that is not an Affiliate of the Master Servicer that delivered an assessment of compliance with the Applicable Servicing Criteria pursuant to Section 7.4(a) hereof to deliver to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee an attestation report satisfying the requirements of Rule 15d-18(c) of the Exchange Act on such assessment of compliance from a registered public accounting firm (who may also render other services to such Subservicer). Each such attestation report shall be made in accordance with standards of attestation engagements issued or adopted by the Public Company Accounting Oversight Board. Notwithstanding the foregoing, the assessment of compliance with the Applicable Servicing Criteria described above may be replaced by any similar report using standards other than those adopted by the Public Company Accounting Oversight Board which are now or in the future in use by servicers of comparable assets and which otherwise comply with any rule, regulation, “no action” letter or similar guidance promulgated by the Commission.

(c)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer and such date as required by Regulation AB, the Master Servicer shall, if requested by the Administrator, acting on behalf of the Issuer, deliver to the Issuer, the Depositor, the Administrator and any other Person that will be responsible for signing a Sarbanes Certification a certification in the form attached hereto as Attachment D. The Master Servicer acknowledges that the parties identified in this clause (c) may rely on the certification provided by the Master Servicer pursuant to this clause in signing a Sarbanes Certification and filing such with the Commission.  The Administrator, acting on behalf of the Issuer, will not request delivery of a certification under this clause (c) unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by their duly Authorized Officers or agents as of July 2, 2007.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Master Servicer

By: /s/ Kenneth E. Bilyeu, Jr.

Name:  Kenneth E. Bilyeu, Jr.

Title: Senior Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ Kenneth E. Bilyeu, Jr.

Name: Kenneth E. Bilyeu, Jr.

Title: Senior Vice President

CHASE EDUCATION LOAN TRUST 2007-A

By:  THE BANK OF NEW YORK TRUST COMPANY, N.A. , not in its individual capacity but solely as Owner Trustee

By: /s/ William Cardozo

Name: William Cardozo

Title:  Vice President

THE BANK OF NEW YORK,

not in its individual capacity but solely as Eligible Lender Trustee

By: /s/ William Cardozo

Name:  William Cardozo

Title: Agent

THE BANK OF NEW YORK,

not in its individual capacity but solely as Indenture Trustee

By: /s/ William Cardozo

Name:  William Cardozo

Title:  Agent

ATTACHMENT A

SCHEDULE OF FEES

The Master Servicer will receive a Primary Servicing Fee and a Carryover Servicing Fee (collectively, “Master Servicing Fee”).  The “Primary Servicing Fee” is an amount equal to $3.00 per borrower per month, plus any such amounts from prior Monthly Distribution Dates that remain unpaid.  The Primary Servicing Fee will be payable out of Available Funds and amounts on deposit in the Reserve Account in accordance with Sections 2.7(b) and 2.8(a)(i) of the Administration Agreement on each Monthly Distribution Date commencing on August 28, 2007.  The “Carryover Servicing Fee” will be payable out of Available Funds in accordance with Section 2.8(a)(viii) of the Administration Agreement on each Quarterly Payment Date and is the sum of (a) the amount of certain increases in the costs incurred by the Master Servicer which are agreed to pursuant to Section 3.7 hereof, (b) any Conversion Fees, Transfer Fees and Removal Fees (as such terms are defined below) incurred since the last Quarterly Payment Date and (c) any amounts described in (a) and (b) above that remain unpaid from prior Quarterly Payment Dates.

“Interest Period” shall mean the period from each Quarterly Payment Date through the day before the next Quarterly Payment Date.  The Carryover Servicing Fee will be payable to the Master Servicer on each succeeding Quarterly Payment Date out of Available Funds after payment on such Quarterly Payment Date of all senior amounts payable pursuant  to Section 2.8(a)(i) through (vii) of the Administration Agreement.  On the August 2007 Monthly Distribution Date, the Master Servicer shall receive a pro rata portion of the Primary Servicing Fee for the number of days in July from, and including, the Closing Date.

The Master Servicer will be paid a fee (“Conversion Fee”) for any Trust Student Loan added to the Trust Estate which Trust Student Loan was not, prior to such addition, serviced on the Master Servicer’s system.  The Conversion Fee is equal to $12.00 per account for electronic files and $20.00 per account for paper files.

The Master Servicer will be paid a fee (“Transfer Fee”) for any Trust Student Loan transferred in or out of the Trust Estate which is at the time of transfer being serviced on the Master Servicer’s system (regardless of the owner) unless (i) such Trust Student Loans are being removed or added to the Trust Estate in order to comply with the Master Servicer’s purchase obligation under Section 3.4 of this Agreement, (ii) such Trust Student Loans are being removed pursuant to Sections 3.10(e) and 3.10(f) of this Agreement, or (iii) such Trust Student Loans are being added to the Trust Estate pursuant to Section 2.10(c) of the Administration Agreement.  The Transfer Fee is equal to $2.00 per account transaction.

The Master Servicer will be paid a fee (“Removal Fee”) for performing all activities required to remove a Trust Student Loan from the Master Servicer’s system to another servicer (which shall not include transfers pursuant to Section 3.10(e) of this Agreement) unless such Trust Student Loan is being removed due to the termination of the Master Servicer pursuant to Section 5.1 of this Agreement.  The Removal Fee is equal to $20.00 per account plus any verifiable direct expenses incurred for shipping such Trust Student Loan to the new servicer.

ATTACHMENT B

MASTER SERVICER LOCATIONS

CFS-SunTech Servicing LLC

6510 Old Canton Road

Ridgeland, Mississippi 39157

ATTACHMENT C

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by JPMorgan Chase Bank, National Association, as the Master Servicer, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.

√
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of § 240.13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Master Servicer

Date:

_________________________

By:

________________________________
Name:
Title:

 ATTACHMENT D

FORM OF ANNUAL CERTIFICATION

Re:

The Master Servicing Agreement dated as of July 2, 2007 (the “Agreement”), among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Master Servicer, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrator, CHASE EDUCATION LOAN TRUST 2007-A, as Issuer and The Bank of New York, as Indenture Trustee

I, ________________________________, the _______________________ of JPMorgan Chase Bank, National Association (the “Master Servicer”), certify to the Issuer, the Depositor, the Administrator and each of their respective officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Master Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Master Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Applicable Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Trust Student Loans by the Master Servicer during 200[__] that were delivered by the Master Servicer to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Master Servicer under the Agreement has been provided to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee;

(4)

I am responsible for reviewing the activities performed by the Master Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Master Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Master Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Master Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee.  Any material instances of noncompliance described in such reports have been disclosed to the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee.  Any material instance of noncompliance with the Applicable Servicing Criteria has been disclosed in such reports.

By:________________________________
Name:
Title:

Date:_________________________

ATTACHMENT E

LIST OF SUBSERVICERS

Subservicer	In Possession of Related Trust Student Loan File
CFS-SunTech Servicing LLC	Yes